UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Pineapple Energy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PINEAPPLE ENERGY INC. 2023 Annual Meeting Vote by December 13, 2023 11:59 PM ET. For shares held in a Plan, vote by December 11, 2023 11:59 PM ET.

PINEAPPLE ENERGY INC. SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945

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You invested in PINEAPPLE ENERGY INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 14, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 30, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* December 14, 2023 9:00 a.m., CST
Virtually at: www.virtualshareholdermeeting.com/PEGY2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items					Board Recommends
1.	To elect the seven directors nominated by the Board of Directors (“Proposal No. 1”).
Nominees:
	01)	Marilyn Adler	05)	Scott Maskin	For
	02)	Thomas J. Holland	06)	Randall D. Sampson
	03)	Scott Honour	07)	Kyle Udseth
	04)	Roger H.D. Lacey
2.	To ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.				For
3.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock to 112,500,000.				For
4.	To approve an amendment to the Pineapple Energy Inc. 2022 Employee Stock Purchase Plan to increase the number of authorized shares of common stock.				For
5.	To approve a reverse stock split of the outstanding shares of the Company’s common stock, at a ratio within a range of 1-for-2 to 1-for-15, as determined by the Company’s Board of Directors.				For
6.	To approve the issuance of up to $20.0 million of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of up to 20% below the market price of the Company’s common stock in accordance with Nasdaq Listing Rule 5635(d).				For
7.	To approve one or more adjournments of the annual meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the annual meeting.				For
NOTE: THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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